PFM MULTI-MANAGER SERIES TRUST FIRST AMERICAN MULTI-MANAGER INTERNATIONAL EQUITY FUND SUMMARY PROSPECTUS
January 28, 2026

Share Class	Ticker Symbol
Advisor	N/A
Institutional	FAIEX
R	N/A

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.firstamericanfunds.com/index/InvestmentSolutions/MMSTFunds/InternationalEquity.html. You can also get this information at no cost by calling 1.800.527.5412. The Fund’s prospectus and statement of additional information, each dated January 28, 2026 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website or phone number noted above.

1 First American Multi-Manager International Equity Fund

First American Multi-Manager International Equity Fund
Investment Objective
The First American Multi-Manager International Equity Fund (International Equity Fund) seeks to provide long-term capital appreciation. Any income received is incidental to this objective.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the International Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Advisor	Institutional	R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees(1)	None	None	None
Other Expenses(2)	0.12%	0.12%	0.12%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses(3)	0.65%	0.65%	0.65%

(1)
The maximum annual rates at which the distribution and/or servicing fees may be paid under the Advisor Class and Class R 12b-1 Plans (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares) is 0.25% and 0.50%, respectively; however, the Board of Trustees has determined not to authorize payment of a Rule 12b-1 plan fee at this time.

(2)	As of the date of this prospectus, Advisor and R class shares of the Fund have not commenced operations and expenses are based on Institutional Class expenses for the fiscal year ended September 30, 2025.
(3)	The Total Annual Fund Operating Expenses do not correlate to the “Ratios of Average Net Assets of Expenses, Prior to Expenses Waived/Reimbursed/Recouped” provided in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. Acquired fund fees and expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies (including exchange traded funds).
Example. This Example is intended to help you compare the costs of investing in the International Equity Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the International Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Shares	$66	$208	$362	$810
Institutional Shares	$66	$208	$362	$810
Class R Shares	$66	$208	$362	$810
Portfolio Turnover
The International Equity Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when International Equity Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the International Equity Fund’s performance. During the most recent fiscal year, the International Equity Fund’s portfolio turnover rate was 70% of the average value of its portfolio.
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Principal Investment Strategies
In seeking long-term capital appreciation, the International Equity Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, in derivatives and other instruments that have economic characteristics similar to such securities, and in ETFs and other registered investment companies investing in equity securities. Under normal circumstances, the International Equity Fund provides exposure to investments that are economically tied to at least three different countries outside of the United States. The International Equity Fund considers various factors when determining whether a company is in a particular country or region/continent, including whether: (i) the issuer is organized under the laws of the country or a country within the geographic region; (ii) the issuer maintains its principal place of business in that country or region; (iii) the securities are traded principally in the country or region; or (iv) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region, or has at least 50% of its assets in that country or region.
The International Equity Fund invests primarily in equity securities and Depositary Receipts (DRs) of foreign issuers, as well as ETFs investing in U.S. and international equity markets, and may invest up to 45% of its net assets in securities of issuers located in emerging markets countries. U.S. Bancorp Asset Management, Inc. (Adviser or USBAM) defines developed markets countries and emerging markets countries based on the MSCI Market Classification Framework. The MSCI Market Classification Framework considers economic development, size, liquidity, and market accessibility in classifying developed markets countries and emerging markets countries.
The International Equity Fund’s investments in equity securities are primarily in common stocks, but may also include preferred stocks. The International Equity Fund’s investments in equity securities may also include securities in their initial public offerings (IPOs) and/or DRs. At times, the International Equity Fund may have a significant portion of its assets invested in one or more passively managed ETFs. As of the date of this prospectus, the International Equity Fund invested a significant portion of its net assets in two ETFs.
The International Equity Fund may invest in issuers with market capitalizations in all ranges, including small-, medium- and large-capitalization companies.
The International Equity Fund utilizes a “multi-manager” approach whereby the Adviser may allocate all or a portion of the International Equity Fund’s assets to one or more unaffiliated sub-advisers. Each sub-adviser acts independently from the other sub-advisers and utilizes its own distinct investment style in selecting securities and managing the portion of the International Equity Fund’s assets to which the sub-adviser has been allocated. Each sub-adviser manages its portion of the International Equity Fund’s assets in a manner consistent with the International Equity Fund’s investment objective, strategies and restrictions. The Adviser has overall responsibility for the International Equity Fund’s investments, and for selecting and overseeing the International Equity Fund’s sub-advisers. Not all of the sub-advisers listed for the International Equity Fund may be actively managing assets for the International Equity Fund at all times. The Adviser also has discretion to manage directly all or a portion of the International Equity Fund. The principal investment strategies employed by the International Equity Fund include the following:
•Total International Markets. The total international markets strategies invest in companies of any capitalization size that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. The total international markets strategies may invest in issuers located in both developed and emerging markets. The International Equity Fund expects to allocate up to 70% of its assets to international all-capitalization strategies.
•International Developed Markets. The international developed markets strategies invest in companies of any capitalization size located in non-U.S. developed economies that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. The sub-adviser(s) may from time to time allocate a portion of the assets allocated to them to stocks in emerging markets. The International Equity Fund expects to allocate up to 50% of its assets to international developed market strategies.
•Emerging Markets. The emerging markets strategies invest in companies of any capitalization size located in emerging and frontier markets that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. The International Equity Fund expects to allocate up to 40% of its assets to emerging markets strategies.
•International Small Capitalization. The international small capitalization strategies invest in small-capitalization stocks located in both developed and emerging markets that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Under normal circumstances, the International Equity Fund’s small capitalization strategies invest in companies that, at the time of initial purchase, have market capitalizations that generally are within the range of companies included in the MSCI All Country World ex U.S. SMID Cap Index. As of December 31, 2025, the market capitalization range of companies included in the MSCI All Country World ex U.S. SMID Cap Index ranged from $138 million to $35.7 billion. The International Equity Fund expects to allocate tactically up to 20% of its assets to international small capitalization strategies.
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•Passive Allocation. The International Equity Fund expects to strategically allocate up to 80% of its assets to passively managed strategies tracking the global equity markets. Generally, the Adviser expects to use ETFs or mutual funds, such as those tracking the FTSE Developed ex US Index, FTSE Emerging Index, MSCI ACWI ex USA Index or other international, emerging market and country indices, to implement these strategies. At times, the International Equity Fund may invest a significant portion of its assets in one ETF or mutual fund. From time to time, the Adviser may also make tactical allocations to over-weight or under-weight certain segments of the global equity markets in an attempt to outperform them. The Adviser may use ETFs, mutual funds, securities, derivatives, or a combination in seeking to implement such a strategy. The Adviser may over-weight or under-weight certain segments of those markets based on the Adviser’s analysis on the economy, capital markets, valuation, and trends related to the foregoing.
The allocations to each of the international markets, international developed markets, emerging markets, and international small-capitalization strategies may vary significantly from the above expected allocation percentages due to market conditions or to meet the investment objective of the International Equity Fund. The Adviser has discretion to change the International Equity Fund’s allocations to the strategies listed above and to individual sub-advisers without notice to or approval by shareholders.
Each of the international markets, international developed markets, emerging markets, and international small capitalization strategies are constructed using either: (1) a fundamental top-down and bottom-up, or fundamental bottom up only investment process, which includes consideration of a company’s intrinsic or fair value, or (2) quantitative strategies where the sub-adviser(s) rank stocks based on certain factors. These factors may include, but are not limited to, measures quantifying historical and forecasted valuations as compared to earnings, sales, and book value; quality measures such as cash on the balance sheet, earnings momentum, and debt to equity; and measures of market sentiment such as share price momentum or short interest.
When determining the allocations and reallocations to a sub-adviser or to a passively managed strategy, the Adviser employs a strategic and tactical management approach, and considers a variety of factors, including but not limited to its own views of the economy and markets, the sub-adviser’s investment approach and outlook, relative value and risk, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Adviser seeks, through its selection of sub-advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the International Equity Fund.
The International Equity Fund seeks to implement its investment strategies, in part, through investments in ETFs and other registered investment companies instead of direct investments.
The Fund may invest up to 20% of its assets in derivatives.
The International Equity Fund’s sub-advisers may engage in active trading and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
Principal Investment Risks
As with any investment, you could lose all or part of your investment in the International Equity Fund, and the International Equity Fund’s performance could trail that of other investments. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The International Equity Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. The International Equity Fund is subject to the principal risks noted below, any of which may adversely affect the International Equity Fund’s net asset value (NAV), yield, total return and ability to meet its investment objective.
Market Risk is the risk that general market conditions, such as real or perceived adverse economic or political conditions, changes in the general outlook for revenues or corporate earnings, inflation, changes in interest rates, changes in trade regulation or economic sanctions, lack of liquidity in the bond markets, volatility in the equities market, regional or global instability and uncertainty, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism or adverse investor sentiment could cause the value of the International Equity Fund’s NAV to decline, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the International Equity Fund has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Foreign Investments Risk is the risk that investing in foreign (non-U.S.) securities, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDR), and European Depositary Receipts (EDRs), may result in the International Equity Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal
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and financial reporting standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments also may suspend or impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the International Equity Fund’s investments to decline.
Depositary Receipts Risk involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The International Equity Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
Emerging Markets Risk is the risk that in addition to the risks of investing in foreign investments generally, emerging markets investments may be subject to greater risks arising from greater market volatility, political, social or economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. Emerging markets companies may be subject to lower trading volume and greater price fluctuations than companies in developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. Because of the foregoing factors, the Fund's investments in emerging market countries may be subject to greater price volatility and illiquidity than investments in developed markets.
Frontier Markets Risk is the additional increased risk of price volatility associated with frontier market countries (pre-emerging markets), which may be further magnified by currency fluctuations relative to the U.S. dollar. Frontier market countries generally have smaller economies or less developed capital markets than in more advanced emerging markets and, as a result, the risks of investing in emerging market countries may be magnified in frontier market countries.
Asia Pacific Region Risk is the risk that investments in countries in the Asia Pacific region subject the Fund to legal, regulatory, political, economic, currency, geographic and security risks that are specific to Asia Pacific countries. Certain countries in the Asia Pacific region have experienced economic growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. Some countries in the Asia Pacific region have experienced expropriation and/or nationalization of assets or other forms of government interference. Accordingly, an adverse economic or political event in one country may negatively affect countries throughout the Asia Pacific region. Furthermore, because many countries in the Asia Pacific region depend significantly on international trade, shifts in relationships with key trading partners, such as China and the United States, may have a region-wide economic impact. Certain countries in the Asia Pacific region have developed increasingly strained relationships with the United States or China; if these relations were to worsen, they could adversely affect issuers located in the Asia Pacific region that rely on the United States or China for trade and the region as a whole. A shift towards protectionist policies by these countries or other key trading partners could suppress exports from countries in the Asia Pacific region and reduce foreign investment in the region.
Geographic Focus Risk is the risk that the performance of a fund that is less diversified across countries or geographic regions may be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the country or region in which the fund invests and may be more volatile than the performance of a more geographically-diversified fund.
European Investment Risk includes certain risks specific to the Fund’s European investments. The Economic and Monetary Union (the EMU) of the European Union (the EU) requires compliance by member countries with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have significant adverse effects on the economies of EU member countries and the EU and Europe as a whole. Responses to these and other financial problems by European governments, central banks, and others, including austerity measures and reforms, may not produce the desired results, may limit future growth and economic recovery, or may result in social unrest, or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. A number of countries in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments. Separately, the EU faces issues involving its membership, structure, procedures and policies. The exit of one or more member countries from the EU, such as the departure of the United Kingdom (the UK), referred to as Brexit, could place the departing member’s currency and banking system
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under severe stress or even in jeopardy. An exit by other member countries will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
Foreign Currency Risk is the risk that foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies may fluctuate in value relative to the U.S. dollar, adversely affecting the value of the International Equity Fund’s investments and its returns. Because the International Equity Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the International Equity Fund’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the International Equity Fund invests, potentially causing an adverse impact on the Fund’s investments in the affected region.
Large-Capitalization Stock Risk is the risk that large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Companies with large capitalization tend to go in and out of favor based on market and economic conditions and, while they can be less volatile than companies with smaller market capitalizations, they may also be less flexible in evolving markets or unable to implement change as quickly as their smaller counterparts. Accordingly, the value of large-capitalization stocks may not rise to the same extent as the value of small or mid-cap companies under certain market conditions or during certain periods.
Mid- and Small-Capitalization Stock Risk is the risk that stocks of mid- and small-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid- and small-sized companies may have limited operational or earnings history or may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
Investment Company/ETF Risk is the risk that shareholders in the International Equity Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the International Equity Fund’s direct fees and expenses, which may involve duplication of management fees and certain other expenses. Investments in other funds also may increase the amount of taxes payable by investors in the International Equity Fund. In addition, investments in other investment companies are subject to the risks associated with the underlying assets held by the investment companies, and investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; and (5) a passively managed ETF may hold troubled securities.
Management Risk is the risk that a strategy used by the Adviser and the International Equity Fund’s sub-advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the Adviser and the sub-advisers may cause unintended results.
Multi-Manager Risk is the risk that the sub-advisers’ investment styles may not always be complementary and the sub-advisers may make decisions that conflict with each other, which could affect the performance of the International Equity Fund. The International Equity Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating the International Equity Fund’s assets to the sub-advisers and to direct investments. The International Equity Fund’s value could decline as a result of less than optimal or poor asset allocation decisions. Moreover, the International Equity Fund’s multi-manager approach may result in the International Equity Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the International Equity Fund’s performance depending on the performance of those securities and the overall market environment. The sub-advisers may underperform the market generally or underperform other investment managers that could have been selected for the International Equity Fund.
Focus Risk is the risk that to the extent the International Equity Fund’s investment strategy leads to sizable allocations to a particular market, sector, industry or issuer, the International Equity Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector, industry or issuer. As a result, there may be more fluctuation in the price of the International Equity Fund’s shares.
Value-Style Investing Risk is the risk that the International Equity Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market, the prices of such investments may not appreciate as anticipated or their valuations never improve or that the returns on such investments are less than returns on other styles of investing or the overall stock market.
Valuation Risk is the risk that the sale price the International Equity Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the International Equity Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. In addition, the value of the securities in the International Equity Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the International Equity Fund’s shares.
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Liquidity Risk is the risk that the International Equity Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. Liquidity risk may be caused by unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing the Fund’s ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the International Equity Fund would like, and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on the International Equity Fund’s performance.
Preferred Securities Risk includes issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
Quantitative Strategies and Trading Risk is the risk that the Adviser/sub-adviser(s) use quantitative models that rely on patterns inferred from historical prices and other financial and economic data in evaluating prospective investments, making predictions, and in implementing their strategies. Changes in underlying market conditions and unanticipated events can significantly impact the performance of those models. The Adviser/sub-adviser(s) apply judgment in the implementation of their models, which may improve or detract from results. It is also possible that errors in incorporating and processing the historical prices and other financial and economic data could occur. As market dynamics shift over time, quantitative models may become outdated. Mispricing, even if correctly identified, may not be corrected by the market within a time frame over which it is feasible for any given portfolio to maintain a position. Any of the foregoing factors could give rise to material losses or result in the failure to achieve the Fund’s investment objective.
IPO Risk is the risk that the prices of IPO securities often fluctuate more than prices of securities of companies with longer trading histories and sometimes experience significant price drops shortly after their initial issuance. In addition, companies offering securities in IPOs may lack publicly available information and may have less experienced management or limited operating histories.
Cybersecurity Risk is the risk that the Fund may be subject to operational and informational security risks resulting from breaches in cybersecurity of the Fund, the Fund’s affiliates or service providers. A cybersecurity breach at an issuer of securities in which the Fund invests may cause such securities to lose value.
Derivative Investment Risk is the risk that the use of derivative investments may result in the International Equity Fund sustaining a loss. The value of a derivative instrument depends largely on the value of the underlying reference asset. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that a counterparty to a derivative contract may be unable or unwilling to meet its financial obligations. Derivatives involve costs and can create leverage in the International Equity Fund’s portfolio, which may result in significant volatility and cause the International Equity Fund to lose more than the amount it invested or the anticipated value of the underlying asset. A small investment in a derivative could have a relatively large positive or negative impact on the performance of the International Equity Fund, potentially resulting in losses to International Equity Fund shareholders. Derivatives may be less liquid than more traditional investments and the International Equity Fund may be unable to sell or close out its derivative positions at a desirable time or price. Derivatives also may be harder to value, less tax efficient and subject to changing government regulation that could impact the International Equity Fund’s ability to use certain derivatives or increase their cost. Derivative strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure may not provide the expected benefits, particularly during adverse market conditions. When the International Equity Fund uses certain derivatives, it will be required to provide margin and/or pledge collateral in a manner that satisfies contractual undertakings, which could limit the International Equity Fund’s ability to pursue other opportunities as they arise or require the International Equity Fund to liquidate portfolio securities in order to satisfy margin requirements.
Performance
The following performance information provides some indication of the risks of investing in the International Equity Fund. The bar chart below shows the annual total returns of the International Equity Fund’s Institutional Class shares for the period indicated. The table below shows the average annual total returns, both before and after taxes, and how the International Equity Fund’s Institutional Class performance compares to that of a broad-based securities market index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. Past performance, before and after taxes, is not necessarily an indication of how the International Equity Fund will perform in the future. Updated performance information for the International Equity Fund is available toll free by calling 1-800-527-5412 or by visiting our website at www.firstamericanfunds.com.
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Advisor Class and Class R shares have not commenced operations as of the date of this prospectus and therefore the returns shown below are for Institutional Class shares. Advisor Class and Class R shares would have substantially similar annual returns to Institutional Class shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
International Equity Fund - Institutional Class
Annual Total Returns as of December 31, 2025

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-15.01%
21.23%
13.74%
9.38%
-20.79%
14.63%
5.42%
29.51%
2018
2019
2020
2021
2022
2023
2024
2025

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	17.96%	2Q/2020
Lowest Return	(23.70)%	1Q/2020
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. They are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of International Equity Fund shares at the end of the measurement period.
Average Annual Total Returns for the periods ended December 31, 2025

International Equity Fund	1 Year	5 Years	Since Inception December 29, 2017
Institutional Class
Return Before Taxes Based on NAV	29.51%	6.28%	5.95%
Return After Taxes on Distributions	26.73%	5.20%	5.20%
Return After Taxes on Distributions and Sale of Fund Shares	18.77%	4.72%	4.62%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses or taxes)	32.39%	7.91%	6.76%
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Management

Investment Adviser	Portfolio Managers	Managed the International Equity Fund Since:

U.S. Bancorp Asset Management, Inc.	John Spagnola is a Managing Director of the Adviser and a member of USBAM’s Outsourced Chief Investment Officer (OCIO) Investment Committee.	2017
	Surya Pisapati, CFA is a Portfolio Strategist for the Adviser and a member of USBAM’s OCIO Investment Committee.	2017
	Kenneth Schiebel, CFA is a Managing Director of the Adviser, USBAM’s Chief Investment Officer, Public Sector Management and OCIO Strategies and serves as current Chairman of USBAM's OCIO Investment Committee.	2017
	Patrick Mahoney is a Managing Director of the Adviser, Head of OCIO Investments and a member of USBAM’s OCIO Investment Committee.	2023
	James Palmer, CFA is a Managing Director of the Adviser, USBAM’s Chief Investment Officer, Money Market Fund Management and Corporate Fixed Income Strategies and a member of USBAM’s OCIO Investment Committee.	2024

Sub-Adviser	Portfolio Managers	Managed the International Equity Fund Since:

Acadian Asset Management LLC	Brendan O. Bradley, Ph.D., Executive Vice President is the Chief Investment Officer of Acadian.	2019
	Fanesca Young, Ph.D., CFA - Senior Vice President, Director, Equity Portfolio Management.	2023

Aristotle Capital Management, LLC	Howard Gleicher, CFA, is Chief Executive Officer and Chief Investment Officer.	2017
	Geoffrey S. Stewart, CFA, is a Principal, Portfolio Manager - International and a Senior Global Research Analyst.	2017
	Sean M. Thorpe is a Principal, Portfolio Manager - International and a Senior Global Research Analyst.	2017

Ninety One North America, Inc.	Adam Child, Co-Portfolio Manager	2023
	Ben Lambert, Co-Portfolio Manager	2024

Pzena Investment Management, LLC	Rakesh Bordia, Principal and Portfolio Manager	2025
	Caroline Cai, CFA, Managing Principal, Chief Executive Officer and Portfolio Manager	2025
	Allison Fisch, Managing Principal, President and Portfolio Manager	2025
	Akhil Subramanian, Principal and Portfolio Manager	2025

9 First American Multi-Manager International Equity Fund

Sub-Adviser	Portfolio Managers	Managed the International Equity Fund Since:
WCM Investment Management, LLC	Sanjay Ayer, Portfolio Manager and Business Analyst and a member of the ISG.	2020
	Paul R. Black, Portfolio Manager and CEO, and a member of WCM’s Investment Strategy Group (ISG).	2019
	Michael B. Trigg, Portfolio Manager and President and a member of the ISG.	2019
	Jon Tringale, Portfolio Manager and a member of the ISG.	2022
Not all of these sub-advisers may manage assets of the International Equity Fund at all times.
Buying and Selling Fund Shares
You may purchase or sell (redeem) shares by making a request of the International Equity Fund (the Fund) in writing to PFM Multi-Manager Series Trust, c/o U.S. Bank Global Fund Services, P.O. Box 219252 Kansas City, MO 64121-9252, or by telephone at 1-800-527-5412. You may also purchase or redeem shares by contacting your broker-dealer or other financial intermediary.
The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Advisor Class	Institutional Class	Class R
Minimum Initial Investment	$25,000	$1,000,000	$1,000

Minimum Additional Investment	$0	$0	$0
Tax Information
The Fund's distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
10 First American Multi-Manager International Equity Fund